Trade and other payables	12 Months Ended
Dec. 31, 2022
Trade and other payables
Trade and other payables

18. Trade and other payables

Trade payables are initially recognised at fair value and then held at amortised cost. Long-term payables are discounted where the effect is material.

Composition of trade and other payables

	2022 £m	2021 £m
Trade payables	1,835	1,369
Customer return and rebate accruals	738	661
Other payables and accruals	558	434
Wages and salaries	290	237
Accrued interest on financial liabilities	104	–
Social security	39	45
VAT payables	34	35
Deferred income	23	11
Other payables with Pfizer companies	–	7
Other payables with GSK companies	–	203
Total	3,621	3,002

Customer return and rebate accruals are provided for by the Group at the point of sale in respect of the estimated rebates, discounts or allowances payable to customers. Accruals are made at the time of sale but the actual amounts paid are based on claims made some time after the initial recognition of the sale. The level of accrual is reviewed and adjusted quarterly in light of historical experience of actual rebates, discounts or allowances given and returns made and any changes in arrangements. The assumptions used in estimation are based on known facts with a high level of accuracy. In addition, the Group’s promotional programs are typically short-term in nature resulting in lower inherent estimation uncertainty.

Customer return and rebate accruals are not presented net against any trade receivables that may be owing from the same customer as the offsetting criteria in IAS 32 have not been met.

Refer to Note 24, ‘Related party transactions’ for further details on amounts payable to GSK and Pfizer.

The Group does not have significant financing arrangements for trade payables.